UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 4, 2005

MRU HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-33487	33-0954381
(Commission File Number)	(IRS Employer Identification No.)

600 Lexington Avenue, New York, New York 10022

(Address of principal executive offices and zip code)

(212) 754-0774

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01 Entry In to A Material Definitive Agreement

On February 4, 2005, MRU Lending, Inc. (“MRU Lending”), an indirect wholly-owned subsidiary of MRU Holdings, Inc. (“the Company”), entered into a credit agreement (the “Credit Agreement”), by and among Nomura Credit & Capital, Inc. as Agent (“NCCI”), a subsidiary of Nomura Holdings, Inc., and the institutions from time to time party thereto as lenders, pursuant to which the lenders have agreed to provide MRU Lending with a $165 million secured revolving credit facility for the origination and warehousing of private student loans. The loans under the Credit Agreement are secured by, among other things, a lien on all of the student loans financed under the Credit Agreement and any other student loans owned by MRU Lending and not otherwise released, together with a pledge of 100% of the capital stock of MRU Lending. The Credit Agreement contains terms and provisions (including representations, covenants and conditions) customary for transactions of this type. The Credit Agreement also provides for customary events of default, including failure to pay principal, interest or fees when due, failure to comply with covenants, breaches of certain representations and warranties, the bankruptcy of MRU Lending or MRU Lending Holdco LLC, MRU Lending’s direct parent and wholly-owned subsidiary of the Company, failure to maintain certain net worth ratios, a material adverse change in MRU Lending’s ability to originate student loans, and failure of Registrant to indirectly own 100% of the outstanding capital stock of MRU Lending. The facility will have a term of three years. The description of the Credit Agreement set forth herein is qualified in its entirety by reference to the actual terms of the Credit Agreement, which will be filed by the Company as an exhibit to is Annual Report on Form 10-KSB for the year ending December 31, 2004. The Company intends to request confidential treatment for certain provisions of the Credit Agreement pursuant to Rule 406 promulgated under the Securities Act and Rule 24b-2 under the Securities Exchange Act.

Item. 2.03 Creation of Direct Financial Obligation

See Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

Series A Convertible Preferred Stock

On February 4, 2005, contemporaneously with and as a condition to the transaction described under Item 1.01 of this Current Report, the Company sold 3,250,000 shares of its Series A Convertible Preferred Stock (“Series A Preferred Stock”) at a price of $3.50 per share to certain accredited investors in a private placement transaction. We received gross aggregate proceeds of $11,375,000 from the sale of these securities. We issued these securities as follows:

Registered Owner	Units	Purchase Price

Alan J. Rubin	20,000	$70,000.00
Anthony Bobulinski	28,572	$100,002.00
Apogee Fund LP	142,857	$499,999.50
Arthur Johnson	7,143	$25,000.50
Bear Stearns for Nathan a Low Roth IRA	47,143	$165,000.50
Ben T. Morris	14,000	$49,000.00
Bill Haak and Johnnie S. Haak	7,142	$24,997.00
Blake Selig	7,143	$25,000.50
Brede C. Klefos	19,286	$67,501.00
Brian Kuhn	21,428	$74,998.00
Brunella Jacs LLC	7,143	$25,000.50
Carl Pipes	12,857	$44,999.50
Cathy Selig	10,000	$35,000.00
Charles L. Ramsay, Jr.	7,143	$25,000.50
Charles S. Essman & Anna Claire Essman Revocable Trust	7,143	$25,000.50
Constantine Macricostas	20,000	$70,000.00
Cordillera Fund LP	142,858	$500,003.00

Registered Owner	Units	Purchase Price

Corrigan Investments	142,858	$500,003.00
David Shadid	7,143	$25,000.50
David Shapiro	15,143	$53,000.50
Dean S. Oakey	28,572	$100,002.00
Don A. Sanders	56,000	$196,000.00
Don Sanders and Tanya Drury TTEES FBO Tanya Jo Drury Trust	17,000	$59,500.00
Don Weir and Julie Ellen Weir Ten in Com	14,000	$49,000.00
Donald V. Weir TTEE Sanders 1998 Children's Trust DTD 12/01/97	28,000	$98,000.00
Doris Henion	7,200	$25,200.00
Edmund Melhado	10,000	$35,000.00
Edwin Freedman	14,285	$49,997.50
Eileen Katz	10,000	$35,000.00
Erik Klefos	7,145	$25,007.50
Eugene Kornhaber	15,000	$52,500.00
Gene Salkind	20,000	$70,000.00
George L. Ball	14,000	$49,000.00
Gerald W. Pope Revocable Trust	7,143	$25,000.50
Gregory S. Lewis	10,000	$35,000.00
Highgate House Fund Ltd.	142,857	$499,999.50
Humbert Powell	10,884	$38,094.00
Incline Capital LP	57,143	$200,000.50
James Figura	7,200	$25,200.00
Jana R. Bartholomew	8,572	$30,002.00
Jeffrey B. Bogatin	85,715	$300,002.50
Johann Koss	7,143	$25,000.50
John H. Malanga and Jodi F. Malanga Jt Ten	4,000	$14,000.00
Karen Ginder	17,143	$60,000.50
Katherine U. Sanders 1990	28,000	$98,000.00
Leonard Olim	7,143	$25,000.50
Lowell T. Chrisco	10,000	$35,000.00
Marie Mildren	7,143	$25,000.50
Mark A. Emalfarb as custodian for Ashley Erin Emalfarb	21,429	$75,001.50
Mark A. Emalfarb as custodian for Hailey Arden Emalfarb	21,429	$75,001.50
Mark A. Emalfarb Trust UAD 10/1/87	28,572	$100,002.00
Mark Newton Davis	7,143	$25,000.50
Matthew Johnson	14,286	$50,001.00
Melton Pipes	7,143	$25,000.50
Michael Gray	7,142	$24,997.00
Millenium Partners, L.P.	428,572	$1,500,002.00
Morton A. Cohn	28,000	$98,000.00
Nadine Smith	30,000	$105,000.00
Nim Vaswani	20,000	$70,000.00
Precept Capital Master Fund GP	71,429	$250,001.50
Rajan Drsai	40,000	$140,000.00
Richard Hochman	10,000	$35,000.00
Richard Morgan	8,000	$28,000.00
Robert B. Lyon Jr.	7,143	$25,000.50
Robert Wilensky	7,143	$25,000.50
Rohit Phansalkar	6,000	$21,000.00
Sanders Opportunity Fund (Institutional) LP	63,945	$223,807.50
Sanders Opportunity Fund, L.P.	20,055	$70,192.50
SBI USA LLC	71,428	$249,998.00
Soraya J. Nazarian 2003 Annuity Trust	85,715	$300,002.50
Stellar Capital Fund LLC	57,143	$200,000.50
Steven Elliott	7,143	$25,000.50
The Pinnacle Funds LP	385,714	$1,349,999.00
Thomas E Asarch/ Barbara Asarch	7,143	$25,000.50
Valerie B. Lens	10,000	$35,000.00
VLC Properties	11,428	$39,998.00
Westpark Capital LP	142,857	$499,999.50
William A. Solemene	28,571	$99,998.50
Y & S Nazarian Revocable Trust DTD 9/2/03	257,143	$900,000.50

The Company issued and sold the Series A Preferred Stock in the above referenced transaction in reliance upon exemptions from registration under the Securities Act of 1933, as amended, set forth in Section 4(2) thereof or Regulation D thereunder. Each purchaser represented that such purchaser was an accredited investor or not a US person, and each agreed that the securities would not be resold without registration under the Securities Act or exemption therefrom. Each purchaser also represented such purchaser’s intention to acquire the securities for investment only, and not with a view to the distribution thereof. The Company affixed appropriate legends to the stock certificates issued in such transaction. Prior to making any offer or sale, the Company had reasonable grounds to believe and believed that each purchaser was capable of evaluating the merits and risks of the investment and was able to bear the economic risk of the investment.

Warrants

On February 4, 2005, in connection with the execution of the Credit Agreement, the Company issued to NCCI two warrants (the “Warrants”). Warrant No. 1 provides for the purchase of 6,545,004 shares of the common stock of the Company at an exercise price of $3.50 per share and is exercisable from the date of issuance, or February 4, 2005. Warrant No. 2 provides for the purchase of 1,454,445 shares of common stock of the Company at an exercise price of $3.50 per share and is exercisable on the earlier of the second anniversary of the date of the Credit Agreement and an Acceleration Event as defined in Warrant No. 2. The Warrants terminate on the earlier of the tenth anniversary of the issuance of the Warrants and thirty days after the failure by NCCI and the lenders to make any advances that NCCI and the lenders are required to make under the Credit Agreement. The Warrants contain customary weighted average dilution protection for issuances of securities below the $3.50 exercise price. The Company issued the Warrants in reliance upon exemptions from registration under the Securities Act of 1933, as amended, set forth in Section 4(2) thereof. The description of the Warrants set forth herein is qualified in its entirety by reference to the actual terms of the Warrants which are attached as exhibits hereto.

Registration Rights

The Company has agreed to undertake registration with the Commission of the Common Stock issuable upon exercise of the Warrants and the Common Stock issuable upon conversion of the Series A Preferred Stock. Accordingly, the Company is required to file a registration statement with the Commission within 45 days of the closing date of the Credit Agreement and the preferred stock financing (the “Closing Date”), which the Company shall use best efforts to have such registration statement declared effective by the Commission within 90 days of the Closing Date. If the Company does not file the registration statement within 45 days of the Closing Date or if the Commission does not declare the registration statement effective within 120 days (or 150 days if reviewed by the Commission), the Company is required to pay certain amounts to the investors. In the event such registration statement is not declared effective within one year of the Closing Date, the Warrants may be exercised on a cashless basis.

Item 5.03 Amendment to Certificate of Incorporation

On January 27, 2005, the Company filed a Designation of Powers, Preferences and Rights of Series A Convertible Preferred Stock, par value $0.001 per share (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. Pursuant thereto, the Company authorized 4,500,000 shares of its preferred stock to be designated as Series A Convertible Preferred Stock and issued or offered at a purchase price equal to $3.50 per share. 3,250,000 shares of the Series A Preferred Stock has been sold by the Company in the private placement transaction described in Item 3.02 of this Current Report.

The Series A Preferred Stock is convertible at any time into common stock of the Company at a price of $3.50 per share subject to adjustment for future stock issuances, splits, dividends, and recapitalizations. Cumulative dividends of 4% per annum are payable quarterly in cash or additional shares of Series A Preferred Stock. The Series A Preferred Stock has no voting rights except on certain defaults in payment of dividends and as otherwise required by law. The Company has the right to redeem the Series A Preferred Stock at any time if the common stock into which the shares of Series A Preferred Stock are to be converted has been registered and listed for trading on the market where the common stock of the Company is then traded and the closing price of the common stock exceeds a 15% premium of the conversion price per share for 20 out of 30 consecutive trading days. In the event of a change in control of the Company, the holders of the shares of Series A Preferred Stock will have the right to request and receive, within the specified periods, redemption of their shares of Preferred Stock at $3.50 per share plus any accrued and unpaid dividends.

A complete copy of the Certificate of Designation is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Exhibit
4.1	Designation of Powers, Preferences and Rights of Series A Convertible Preferred Stock, Par Value $0.001 Per Share
4.2	Warrant No. 1 dated February 4, 2005 to purchase shares of common stock of MRU Holdings, Inc. issued to Nomura Credit & Capital, Inc.
4.3	Warrant No. 2 dated February 4, 2005 to purchase shares of common stock of MRU Holdings, Inc. issued to Nomura Credit & Capital, Inc.
10.1	Subscription Agreement
10.2	Registration Rights Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

MRU HOLDINGS, INC.

Date: February 10, 2005	By:	/s/ Edwin J. McGuinn, Jr.
Name: Edwin J. McGuinn, Jr.
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit
4.1	Designation of Powers, Preferences and Rights of Series A Convertible Preferred Stock, Par Value $0.001 Per Share
4.2	Warrant No. 1 dated February 4, 2005 to purchase shares of common stock of MRU Holdings, Inc. issued to Nomura Credit & Capital, Inc.
4.3	Warrant No. 2 dated February 4, 2005 to purchase shares of common stock of MRU Holdings, Inc. issued to Nomura Credit & Capital, Inc.
10.1	Subscription Agreement
10.2	Registration Rights Agreement
99.1	Press Release